NOTE 5 - Basic and Diluted Loss Per Share	12 Months Ended
Sep. 30, 2020
Notes
NOTE 5 - Basic and Diluted Loss Per Share

NOTE 5 – Basic and Diluted Loss Per Share

The following table sets forth the computation of basic and diluted loss per share for the years ended September 30:

	2020	2019
Loss (numerator)	$(11,824)	$(13,305)
Weighted average shares (denominator)	5,285,747	5,285,747

Net loss per share – basic and diluted	$-	$-